united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Brian Curley, Ultimus Fund Solutions, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Annual Report

September 30, 2023

Absolute Capital Asset Allocator Fund

Class A Shares (AAMAX)

Institutional Class Shares (AAMIX)

Investor Class Shares (AAMCX)

Absolute Capital Defender Fund

Class A Shares (ACMAX)

Institutional Class Shares (ACMIX)

Investor Class Shares (ACMDX)

1-877-594-1249

www.abscapfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

We are pleased to present the Annual Shareholder Report for the Absolute Capital Asset Allocator Fund and the Absolute Capital Defender Fund for the fiscal year ended September 30, 2023.

Over the one-year period ended September 30, 2023, inflation and interest rates continue to dominate the financial headlines as the Federal Reserve acts to slow the economy and attempts to bring inflation under control. We believe that rates will remain elevated for an extended period. The average interest rate on a 30-year mortgage is almost double that of a year ago. The Morningstar Moderately Conservative Target Risk Index (Defender’s primary benchmark) had returned for the rolling one-year, three-year, five-year annualized and year to date periods ending September 30, 2023, 8.22%, 0.15% and 3.00% annualized and 2.33%, respectively. The Morningstar Moderate Target Risk Index (Asset Allocator’s primary benchmark) had returned for the rolling one-year, three-year, five-year annualized and year to date periods ending September 30, 2023, 11.43%, 2.30% and 3.98% annualized and 3.40%, respectively.

Absolute Capital Asset Allocator Fund

For the rolling one-year, three-year, five-year annualized and year to date periods ended September 30, 2023, the Fund’s Load Waived Class A Share returned 8.87%, 1.82% and 0.81% annualized and 4.47%, respectively. The Fund outperformed the benchmark on the YTD basis due to being positioned more aggressively than the benchmark with higher equity exposure. On the rolling one-year basis, the Fund underperformed the benchmark due to the Fund’s relatively conservative security positioning during this period of market volatility and maintaining a lower overall equity exposure relative to the benchmark in the last quarter of 2022.

Absolute Capital Defender Fund

For the rolling one-year, three-year, five-year annualized and year to date periods ended September 30, 2023, the Fund’s Load Waived Class A Share returned 6.47%, 2.21% and 1.02% annualized and 3.78%, respectively. The Fund outperformed the benchmark on the YTD basis due to being positioned more aggressively than the benchmark with higher equity exposure. On the rolling one-year basis, the Fund underperformed the benchmark due to the Fund’s relatively conservative security positioning during this period of market volatility and maintaining a lower overall equity exposure relative to the benchmark in the last quarter of 2022.

Thank you for investing with Absolute Capital Management. We will continue to navigate your investments through changing market conditions.

Prospectus Offer

Investors should carefully consider the investment objectives, risks, charges and expenses of the Absolute Capital Asset Allocator and Absolute Capital Defender funds. This and other important information about the Funds are contained in the prospectus, which can be obtained at www.abscapfunds.com or by calling 888-388-8303. The prospectus should be read carefully before investing. The Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Absolute Capital & Northern Lights LLC Member FINRA / SIPC are non affiliated entities.

Important Risk Information

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The maximum sales load for class A shares is 5.75%. For performance information current to the most recent month-end, please call toll-free 877-594-1249.

Views expressed in this letter are subject to change at any time based upon market or other conditions.

These views may not be relied upon as investment advice.

4136-NLD-11282023

Absolute Capital Asset Allocator Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2023

The Fund’s performance figures* for the periods ended September 30, 2023, compared to its benchmarks:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	December 18, 2015
Absolute Capital Asset Allocator Fund - Class A	8.87%	1.82%	0.81%	3.00%
Absolute Capital Asset Allocator Fund - Class A with load **	2.61%	(0.18)%	(0.38)%	2.22%
Absolute Capital Asset Allocator Fund - Institutional Class	8.87%	1.82%	0.84%	3.01%
Absolute Capital Asset Allocator Fund - Investor Class	8.02%	1.05%	0.07%	2.26%
Morningstar Moderate Target Risk TR Index #	11.43%	2.30%	3.98%	5.90%
Morningstar Moderately Conservative Target Risk Index (Total Return) +	8.22%	0.15%	3.00%	4.40%
Morningstar Conservative Target Risk Index (Total Return) ^	4.55%	(2.45)%	1.43%	2.44%
Dow Jones Moderately Conservative Portfolio Index ~	6.90%	(0.72)%	1.83%	3.45%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratios, gross of fee waivers or expense reimbursements, are 2.22%, 1.97%, and 2.96% for Class A, Institutional Class, and Investor Class shares, respectively, per the Fund’s Prospectus dated February 1, 2023. For performance information current to the most recent month-end, please call 1-877-594-1249.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

#	The Morningstar Moderate Target Risk TR Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. Investors can not invest directly in an Index.

+	The Morningstar Moderately Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index seeks approximately 40% exposure to global equity markets. Investors cannot invest directly in an index.

^	The Morningstar Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index seeks approximately 20% global equity exposure and 80% global bond exposure. Investors cannot invest directly in an index.

~	The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent 40% of the Dow Jones U.S. Stock CMAC Index’s downside risk over the past 36 months. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. Investors can not invest directly in an Index.

The Absolute Capital Asset Allocator Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Absolute Capital Asset Allocator Fund or any member of the public regarding the advisability of investing in common stocks or mutual funds generally or in the Absolute Capital Asset Allocator Fund in particular or the ability of the Morningstar Moderate Target Risk TR Index, Morningstar Moderately Conservative Target Risk Index and/or Morningstar Conservative Target Risk Index to track general common stocks or mutual funds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BENCHMARKS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Comparison of Change in Value of a $10,000 Investment
Since Inception December 18, 2015 through September 30, 2023

***	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment as of September 30, 2023	% of Net Assets
Exchange-Traded Funds:
Equity Funds	54.7%
Fixed Income Funds	13.7%
Common Stocks	14.6%
Money Market Fund	11.7%
U.S. Treasury Security	5.4%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Absolute Capital Defender Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2023

The Fund’s performance figures* for the periods ended September 30, 2023, compared to its benchmarks:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	December 18, 2015
Absolute Capital Defender Fund - Class A	6.47%	2.21%	1.02%	2.33%
Absolute Capital Defender Fund - Class A with load **	0.30%	0.20%	(0.17)%	1.55%
Absolute Capital Defender Fund - Institutional Class	6.47%	2.21%	1.06%	2.35%
Absolute Capital Defender Fund - Investor Class	5.66%	1.46%	0.26%	1.58%
Morningstar Moderate Target Risk TR Index #	11.43%	2.30%	3.98%	5.90%
Morningstar Moderately Conservative Target Risk Index (Total Return) +	8.22%	0.15%	3.00%	4.40%
Morningstar Conservative Target Risk Index (Total Return) ^	4.55%	(2.45)%	1.43%	2.44%
Dow Jones Conservative Portfolio Index ~	6.90%	(0.72)%	1.83%	3.45%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratios, gross of fee waivers or expense reimbursements, are 2.34%, 2.09%, and 3.09% for Class A, Institutional Class and Investor Class shares, respectively, per the Fund’s Prospectus dated February 1, 2023. For performance information current to the most recent month-end, please call 1-877-594-1249.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

#	The Morningstar Moderate Target Risk TR Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. Investors can not invest directly in an Index.

+	The Morningstar Moderately Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index seeks approximately 40% exposure to global equity markets. Investors cannot invest directly in an index.

^	The Morningstar Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index seeks approximately 20% global equity exposure and 80% global bond exposure. Investors cannot invest directly in an index.

~	The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent 20% of the Dow Jones U.S. Stock CMAC Index’s downside risk over the past 36 months. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. Investors can not invest directly in an Index.

The Absolute Capital Defender Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Absolute Capital Defender Fund or any member of the public regarding the advisability of investing in common stocks or mutual funds generally or in the Absolute Capital Defender Fund in particular or the ability of the Morningstar Moderate Target Risk TR Index, Morningstar Moderately Conservative Target Risk Index and/or Morningstar Conservative Target Risk Index to track general common stocks or mutual funds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BENCHMARKS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Comparison of Change in Value of a $10,000 Investment
Since Inception December 18, 2015 through September 30, 2023

***	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment as of September 30, 2023	% of Net Assets
Exchange-Traded Funds:
Equity Funds	40.4%
Fixed Income Funds	22.4%
Common Stocks	13.6%
Money Market Fund	16.0%
U.S. Treasury Security	7.5%
Assets in Excess of Other Liabilities	0.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ABSOLUTE CAPITAL ASSET ALLOCATOR FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 14.6%
	ENGINEERING & CONSTRUCTION - 1.3%
2,500	Quanta Services, Inc.	$467,675

	FOOD - 0.9%
4,700	Mondelez International, Inc., Class A	326,180

	HEALTH CARE FACILITIES & SERVICES - 2.0%
1,500	UnitedHealth Group, Inc.	756,285

	INTERNET MEDIA & SERVICES - 1.7%
13,400	Uber Technologies, Inc.(a)	616,266

	LEISURE FACILITIES & SERVICES - 2.8%
2,600	McDonald’s Corporation	684,944
2,800	Yum! Brands, Inc.	349,832
		1,034,776
	OIL & GAS PRODUCERS - 2.6%
2,900	Chevron Corporation	488,998
4,100	Exxon Mobil Corporation	482,078
		971,076
	SOFTWARE - 3.3%
4,500	Palo Alto Networks, Inc.(a)	1,054,980
2,600	Procore Technologies, Inc.(a)	169,832
		1,224,812

	TOTAL COMMON STOCKS (Cost $5,307,538)	5,397,070

	EXCHANGE-TRADED FUNDS — 68.4%
	EQUITY - 54.7%
5,300	Health Care Select Sector SPDR Fund	682,322
15,700	Industrial Select Sector SPDR Fund	1,591,666
7,300	Invesco QQQ Trust Series 1	2,615,371
27,300	Invesco S&P 500 Revenue ETF	2,133,222
22,600	iShares Cybersecurity and Technology ETF	870,326
14,600	iShares MSCI USA Minimum Volatility Factor ETF	1,056,748

See accompanying notes to financial statements.

ABSOLUTE CAPITAL ASSET ALLOCATOR FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 68.4% (Continued)
	EQUITY - 54.7% (Continued)
61,000	SPDR Portfolio S&P 500 ETF	$3,065,860
6,600	SPDR SSGA US Large Cap Low Volatility Index ETF	881,268
6,000	Technology Select Sector SPDR Fund	983,580
9,100	Vanguard Communication Services ETF	957,229
5,700	Vanguard Health Care ETF	1,340,070
3,500	Vanguard Mid-Cap Growth ETF	681,695
12,200	Vanguard Total Stock Market ETF	2,591,402
7,100	Vanguard US Multifactor ETF	733,144
		20,183,903
	FIXED INCOME - 13.7%
64,900	iShares iBonds 2024 Term High Yield and Income ETF	1,505,680
63,900	iShares iBonds Dec 2023 Term Corporate ETF	1,620,504
66,000	SPDR Portfolio Short Term Corporate Bond ETF	1,935,120
		5,061,304

	TOTAL EXCHANGE-TRADED FUNDS (Cost $25,203,815)	25,245,207

Principal
Amount ($)		Yield Rate (%)	Maturity
	SHORT-TERM INVESTMENTS — 17.1%
	U.S. TREASURY SECURITY — 5.4%
2,000,000	United States Treasury Bill	5.18	10/31/23	1,991,246

Shares
	MONEY MARKET FUND - 11.7%
4,334,466	First American Government Obligations Fund, Class X, 5.26%(b)			4,334,466

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,325,712)			6,325,712

	TOTAL INVESTMENTS - 100.1% (Cost $36,837,065)			$36,967,989
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%			(27,608)
	NET ASSETS - 100.0%			$36,940,381

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

ABSOLUTE CAPITAL DEFENDER FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 13.6%
	ENGINEERING & CONSTRUCTION - 1.4%
2,000	Quanta Services, Inc.	$374,140

	FOOD - 0.9%
3,600	Mondelez International, Inc., Class A	249,840

	HEALTH CARE FACILITIES & SERVICES - 2.5%
1,300	UnitedHealth Group, Inc.	655,447

	INTERNET MEDIA & SERVICES - 1.0%
6,000	Uber Technologies, Inc.(a)	275,940

	LEISURE FACILITIES & SERVICES - 3.0%
2,000	McDonald’s Corporation	526,880
2,200	Yum! Brands, Inc.	274,868
		801,748
	OIL & GAS PRODUCERS - 2.1%
1,600	Chevron Corporation	269,792
2,400	Exxon Mobil Corporation	282,192
		551,984
	SOFTWARE - 2.7%
3,000	Palo Alto Networks, Inc.(a)	703,320

	TOTAL COMMON STOCKS (Cost $3,533,058)	3,612,419

	EXCHANGE-TRADED FUNDS — 62.8%
	EQUITY - 40.4%
2,600	Health Care Select Sector SPDR Fund	334,724
8,100	Industrial Select Sector SPDR Fund	821,178
5,400	Invesco QQQ Trust Series 1	1,934,658
15,500	Invesco S&P 500 Revenue ETF	1,211,170
17,800	iShares MSCI USA Minimum Volatility Factor ETF	1,288,364
32,500	SPDR Portfolio S&P 500 ETF	1,633,450

See accompanying notes to financial statements.

ABSOLUTE CAPITAL DEFENDER FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 62.8% (Continued)
	EQUITY - 40.4% (Continued)
4,000	SPDR SSGA US Large Cap Low Volatility Index ETF	$534,101
2,100	Technology Select Sector SPDR Fund	344,253
3,900	Vanguard Communication Services ETF	410,241
3,200	Vanguard Health Care ETF	752,320
6,700	Vanguard Total Stock Market ETF	1,423,147
		10,687,606
	FIXED INCOME - 22.4%
62,100	iShares iBonds 2024 Term High Yield and Income ETF	1,440,720
51,900	iShares iBonds Dec 2023 Term Corporate ETF	1,316,184
52,700	iShares iBonds Dec 2023 Term Treasury ETF	1,308,014
18,900	iShares iBonds Dec 2024 Term Corporate ETF	467,397
47,600	SPDR Portfolio Short Term Corporate Bond ETF	1,395,632
		5,927,947

	TOTAL EXCHANGE-TRADED FUNDS (Cost $16,504,051)	16,615,553

Principal
Amount ($)		Yield Rate (%)	Maturity
	SHORT-TERM INVESTMENTS — 23.5%
	U.S. TREASURY SECURITY — 7.5%
2,000,000	United States Treasury Bill	5.18	10/31/23	1,991,246

Shares
	MONEY MARKET FUND - 16.0%
4,231,880	First American Government Obligations Fund, Class X, 5.26%(b)			4,231,880

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,223,126)			6,223,126

	TOTAL INVESTMENTS – 99.9% (Cost $26,260,235)			$26,451,098
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%			24,760
	NET ASSETS - 100.0%			$26,475,858

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

Absolute Funds
Statements of Assets and Liabilities
September 30, 2023

	Absolute Capital Asset	Absolute Capital
	Allocator Fund	Defender Fund
ASSETS
Investment securities, at cost	$36,837,065	$26,260,235
Investment securities, at value	$36,967,989	$26,451,098
Receivable for Fund shares sold	11,898	33,932
Dividends and interest receivable	48,025	37,459
Prepaid expenses and other assets	17,042	17,161
TOTAL ASSETS	37,044,954	26,539,650

LIABILITIES
Fund shares redeemed	13,501	—
Payable to Advisor	32,923	16,403
Distribution fees (12b-1) payable	26,867	15,813
Audit fee payable	18,474	18,473
Payable to Related Parties	10,172	9,534
Accrued expenses and other liabilities	2,636	3,569
TOTAL LIABILITIES	104,573	63,792
NET ASSETS	$36,940,381	$26,475,858

Net Assets Consist Of:
Paid in capital	$38,548,330	$27,566,653
Accumulated deficit	(1,607,949)	(1,090,795)
NET ASSETS	$36,940,381	$26,475,858

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$6,686,620	$9,908,094
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	680,744	1,002,981
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.82	$9.88
Maximum offering price per share (maximum sales charge of 5.75%)	$10.42	$10.48

Institutional Class Shares:
Net Assets	$12.62	$11.99
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1.29	1.21
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.82	$9.88

Investor Class Shares:
Net Assets	$30,253,748	$16,567,752
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,256,704	1,774,589
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.29	$9.34

(a)	NAV may not recalculate due to rounding of shares

See accompanying notes to financial statements.

Absolute Funds
Statements of Operations
For the Year Ended September 30, 2023

	Absolute Capital Asset	Absolute Capital
	Allocator Fund	Defender Fund
INVESTMENT INCOME
Dividends*	$587,675	$489,931
Interest	164,191	188,251
TOTAL INVESTMENT INCOME	751,866	678,182

EXPENSES
Investment advisory fees	327,979	250,537
Distribution (12b-1) fees:
Class A	17,332	24,877
Investor Class	258,652	151,028
Administrative services fees	48,401	47,648
Transfer agent fees	35,965	34,168
Registration fees	31,184	28,580
Accounting services fees	26,014	25,939
Audit fees	17,669	17,968
Legal fees	14,892	14,024
Compliance officer fees	13,401	14,565
Trustees fees and expenses	12,380	14,841
Printing and postage expenses	7,534	5,176
Custodian fees	3,795	4,764
Insurance expense	2,635	2,620
Third party administrative servicing fees	3,668	2,779
Other expenses	4,296	3,682
TOTAL EXPENSES	825,797	643,196

Less: Fees waived by the Advisor	—	(41,165)
Plus: Recapture of fees previously waived by the Advisor	8,384	—
NET EXPENSES	834,181	602,031

NET INVESTMENT INCOME/(LOSS)	(82,315)	76,151

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized loss from investments	(447,249)	(114,998)
Net change in unrealized appreciation of investments	2,831,197	1,419,646
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,383,948	1,304,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,301,633	$1,380,799

*	Includes withholding tax of $4,963 and $4,167, respectively.

See accompanying notes to financial statements.

Absolute Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Absolute Capital Asset Allocator Fund		Absolute Capital Defender Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
FROM OPERATIONS
Net investment income/(loss)	$(82,315)	$(220,819)	$76,151	$(163,359)
Distributions received from underlying investment companies	—	26,611	—	11,530
Net realized loss from investments	(447,249)	(1,189,792)	(114,998)	(1,148,330)
Net change in unrealized appreciation/(depreciation) on investments	2,831,197	(3,815,538)	1,419,646	(1,992,395)
Net increase/(decrease) in net assets resulting from operations	2,301,633	(5,199,538)	1,380,799	(3,292,554)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	—	(873,733)	—	(1,009,147)
Institutional Class	—	(1)	—	(1)
Investor Class	—	(1,889,385)	—	(1,004,433)
Net decrease in net assets from distributions to shareholders	—	(2,763,119)	—	(2,013,581)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Class A	2,570,989	2,885,489	3,073,069	5,254,881
Investor Class	10,857,862	10,581,454	4,866,416	6,563,776
Net asset value of shares issued in reinvestment of distributions:
Class A	—	873,733	—	1,001,374
Institutional Class	—	1	—	1
Investor Class	—	1,882,289	—	998,001
Payments for shares redeemed
Class A	(3,028,380)	(5,204,723)	(4,552,876)	(4,852,075)
Investor Class	(4,131,316)	(5,842,797)	(2,091,615)	(1,528,051)
Net increase in net assets from capital share transactions	6,269,155	5,175,446	1,294,994	7,437,907

TOTAL INCREASE/(DECREASE) IN NET ASSETS	8,570,788	(2,787,211)	2,675,793	2,131,772

NET ASSETS
Beginning of Year	28,369,593	31,156,804	23,800,065	21,668,293
End of Year	$36,940,381	$28,369,593	$26,475,858	$23,800,065

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	266,970	252,897	314,352	503,857
Shares Reinvested	—	75,648	—	89,568
Shares Redeemed	(312,589)	(475,542)	(467,706)	(474,923)
Net increase/(decrease) in shares outstanding	(45,619)	(146,997)	(153,354)	118,502

Institutional Class
Shares Reinvested	—	— (a)	—	— (a)
Net increase in shares outstanding	—	—	—	—

Investor Class
Shares Sold	1,172,118	1,071,328	522,105	658,141
Shares Reinvested	—	170,035	—	93,271
Shares Redeemed	(452,831)	(559,780)	(225,305)	(155,548)
Net increase in shares outstanding	719,287	681,583	296,800	595,864

(a)	Distributions/Reinvestment were less than 1 share.

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Asset Allocator Fund
	Class A

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2023		September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
Net Asset Value, Beginning of Year	$9.02		$11.71		$10.10		$9.99		$11.47

Activity from investment operations:
Net investment income/(loss) (1,6)	0.03		(0.03)		(0.02)		0.00	(7)	0.06
Net realized and unrealized gain/(loss) on investments	0.77		(1.67)		1.63		0.15		(0.45)
Total from investment operations	0.80		(1.70)		1.61		0.15		(0.39)

Less distributions from:
Net investment income	—		—		—		(0.01)		—
Net realized gains	—		(0.99)		—		—		(1.09)
Return of capital	—		—		—		(0.03)		—
Total distributions	—		(0.99)		—		(0.04)		(1.09)

Net Asset Value, End of Year	$9.82		$9.02		$11.71		$10.10		$9.99
Total Return (2)	8.87%		(16.36)%		15.94%		1.47%		(2.73)%
Net Assets, At End of Year (000s)	$6,687		$6,554		$10,226		$9,656		$8,140

Ratio of gross expenses to average net assets (5)	1.93	% (3)	2.07	% (4)	2.02	% (4)	2.27	% (4)	2.43	% (4)
Ratio of net expenses to average net assets (5)	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of net investment income/(loss) to average net assets (5,6)	0.32%		(0.23)%		(0.21)%		(0.03)%		0.49%
Portfolio Turnover Rate	159%		228%		219%		149%		179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had Absolute Capital Management, LLC (the “Advisor”) not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount represents less than $0.01

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Asset Allocator Fund
	Institutional Class

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2023		September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
Net Asset Value, Beginning of Year	$9.02		$11.71		$10.10		$9.99		$11.48

Activity from investment operations:
Net investment income (1,7)	0.16		0.11		0.15		0.18		0.23
Net realized and unrealized gain/(loss) on investments	0.64		(1.81)		1.46		(0.02	) (8)	(0.63)
Total from investment operations	0.80		(1.70)		1.61		0.16		(0.40)

Less distributions from:
Net investment income	—		—		—		(0.02)		—
Net realized gains	—		(0.99)		—		—		(1.09)
Return of capital	—		—		—		(0.03)		—
Total distributions	—		(0.99)		—		(0.05)		(1.09)

Net Asset Value, End of Year	$9.82		$9.02		$11.71		$10.10		$9.99
Total Return (2)	8.87%		(16.36)%		15.94%		1.60%		(2.81)%
Net Assets, At End of Year (3)	$12.62		$11.59		$13.85		$11.95		$11.76

Ratio of gross expenses to average net assets (6)	1.68	% (4)	1.82	% (5)	1.77	% (5)	2.02	% (5)	2.18	% (5)
Ratio of net expenses to average net assets (6)	1.70%		1.70%		1.70%		1.70%		1.70%
Ratio of net investment income to average net assets (6,7)	0.57%		0.02%		0.04%		0.22%		0.74%
Portfolio Turnover Rate	159%		228%		219%		149%		179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Actual net asset amount.

(4)	Represents the ratio of expenses to average net assets absent of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Asset Allocator Fund
	Investor Class

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2023		September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
Net Asset Value, Beginning of Year	$8.60		$11.28		$9.81		$9.74		$11.29

Activity from investment operations:
Net investment loss(1,6)	(0.04)		(0.10)		(0.11)		(0.08)		(0.03)
Net realized and unrealized gain/(loss) on investments	0.73		(1.59)		1.58		0.15		(0.43)
Total from investment operations	0.69		(1.69)		1.47		0.07		(0.46)

Less distributions from:
Net realized gains	—		(0.99)		—		—		(1.09)

Net Asset Value, End of Year	$9.29		$8.60		$11.28		$9.81		$9.74
Total Return (2)	8.02%		(16.93)%		14.98%		0.72%		(3.44)%
Net Assets, At End of Year (000s)	$30,254		$21,815		$20,931		$11,379		$11,663

Ratio of gross expenses to average net assets (5)	2.67	% (3)	2.81	% (4)	2.78	% (4)	3.02	% (4)	3.18	% (4)
Ratio of net expenses to average net assets (5)	2.70%		2.70%		2.70%		2.70%		2.70%
Ratio of net investment loss to average net assets (5,6)	(0.40)%		(0.94)%		(0.96)%		(0.78)%		(0.26)%
Portfolio Turnover Rate	159%		228%		219%		149%		179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Defender Fund
	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net Asset Value, Beginning of Year	$9.28	$11.48	$10.09	$9.95	$10.97

Activity from investment operations:
Net investment income/(loss)(1,5)	0.07	(0.03)	(0.01)	(0.01)	0.03
Net realized and unrealized gain/(loss) on investments	0.53	(1.16)	1.40	0.18	(0.41)
Total from investment operations	0.60	(1.19)	1.39	0.17	(0.38)

Less distributions from:
Net investment income	—	—	—	(0.02)	—
Net realized gains	—	(1.01)	—	—	(0.64)
Return of capital	—	—	—	(0.01)	—
Total distributions	—	(1.01)	—	(0.03)	(0.64)

Net Asset Value, End of Year	$9.88	$9.28	$11.48	$10.09	$9.95
Total Return (2)	6.47%	(11.84)%	13.78%	1.72%	(3.18)%
Net Assets, At End of Year (000s)	$9,908	$10,736	$11,917	$11,072	$11,050

Ratio of gross expenses to average net assets (3,4)	2.12%	2.17%	2.20%	2.29%	2.42%
Ratio of net expenses to average net assets (4)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income/(loss) to average net assets (4,5)	0.75%	(0.32)%	(0.09)%	(0.09)%	0.34%
Portfolio Turnover Rate	170%	263%	183%	180%	179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Defender Fund
	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net Asset Value, Beginning of Year	$9.28	$11.48	$10.09	$9.95	$10.97

Activity from investment operations:
Net investment income (1,6)	0.14	0.10	0.15	0.16	0.21
Net realized and unrealized gain/(loss) on investments	0.46	(1.29)	1.24	0.03 (7)	(0.59)
Total from investment operations	0.60	(1.19)	1.39	0.19	(0.38)

Less distributions from:
Net investment income	—	—	—	(0.04)	—
Net realized gains	—	(1.01)	—	—	(0.64)
Return of capital	—	—	—	(0.01)	—
Total distributions	—	(1.01)	—	(0.05)	(0.64)

Net Asset Value, End of Year	$9.88	$9.28	$11.48	$10.09	$9.95
Total Return (2)	6.47%	(11.84)%	13.78%	1.92%	(3.18)%
Net Assets, At End of Year (3)	$11.99	$11.27	$12.78	$11.23	$11.01

Ratio of gross expenses to average net assets (4,5)	1.87%	1.92%	1.95%	2.04%	2.17%
Ratio of net expenses to average net assets (5)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income/(loss) to average net assets (5,6)	1.00%	(0.07)%	0.16%	0.16%	0.59%
Portfolio Turnover Rate	170%	263%	183%	180%	179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Actual net asset amount.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Absolute Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout each Year

	Absolute Capital Defender Fund
	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net Asset Value, Beginning of Year	$8.84	$11.06	$9.79	$9.69	$10.79

Activity from investment operations:
Net investment income/(loss) (1,5)	0.00 (6)	(0.10)	(0.09)	(0.08)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.50	(1.11)	1.36	0.18	(0.42)
Total from investment operations	0.50	(1.21)	1.27	0.10	(0.46)

Less distributions from:
Net realized gains	—	(1.01)	—	—	(0.64)

Net Asset Value, End of Year	$9.34	$8.84	$11.06	$9.79	$9.69
Total Return (2)	5.66%	(12.50)%	12.97%	1.03%	(4.01)%
Net Assets, At End of Year (000s)	$16,568	$13,064	$9,751	$8,415	$7,483

Ratio of gross expenses to average net assets (3,4)	2.86%	2.92%	2.95%	3.05%	3.17%
Ratio of net expenses to average net assets (4)	2.70%	2.70%	2.70%	2.70%	2.70%
Ratio of net investment income/(loss) to average net assets (4,5)	0.01%	(1.03)%	(0.83)%	(0.86)%	(0.41)%
Portfolio Turnover Rate	170%	263%	183%	180%	179%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges. Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01.

See accompanying notes to financial statements.

Absolute Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	ORGANIZATION

Absolute Capital Asset Allocator Fund (the “Allocator Fund”) and the Absolute Capital Defender Fund (the “Defender Fund”), comprising the Absolute Funds (each a “Fund” and collectively, the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under laws of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of each Fund is long-term capital appreciation. The Funds commenced operations on December 18, 2015.

Each Fund offers Class A, Institutional Class, and Investor Class shares. Institutional Class shares are not currently available for sale. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investor class shares are offered at net asset value. Each share class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to any distribution and/or shareholder servicing plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities are valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Each Fund may hold securities, such as private investments, interest in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Board, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Board to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the Board shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value pursuant to the methods established by the boards of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for each Fund’s investments measured at fair value:

Allocator Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$5,397,070	$—	$—	$5,397,070
Exchange-Traded Funds	25,245,207	—	—	25,245,207
Short-Term Investments	4,334,466	1,991,246	—	6,325,712
Total Investments	$34,976,743	$1,991,246	$—	$36,967,989

Defender Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$3,612,419	$—	$—	$3,612,419
Exchange-Traded Funds	16,615,553	—	—	16,615,553
Short-Term Investments	4,231,880	1,991,246	—	6,223,126
Total Investments	$24,459,852	$1,991,246	$—	$26,451,098

*	Refer to the Schedules of Investments for classification.

The Funds did not hold any Level 3 securities during the year ended September 30, 2023.

Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) – Each Fund may invest in ETFs and ETNs. ETFs and ETNs are a type of fund bought and sold on a securities exchange. Both an ETF and an ETN trade like common stock and represent a fixed portfolio of securities. The risks of owning an ETF and ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF and ETN could result in it being more volatile. Additionally, ETFs and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Security Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – Each Fund qualifies as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for the open tax periods ended September 30, 2020-September 30, 2022, or expected to be taken in each Fund’s September 30, 2023 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2023, the aggregate purchases and sales of investments (excluding short-term investments) were:

	Allocator Fund	Defender Fund
Purchases	$52,768,158	$40,714,722
Sales	$46,522,770	$34,764,031

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in a Fund. Each Fund is not intended to be a complete investment program. Many factors affect each Fund’s net asset value and performance.

●	Emerging Market Risk: A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on Public Company Accounting Oversight Board inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Exchange Traded Notes: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

●	Management Risk: The net asset value of each Fund changes daily based on the performance of the securities and derivatives in which they invest. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Funds invest (long or short) may prove to be incorrect and may not produce the desired results.

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increase the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, terrorism, regulatory events, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce a Fund’s returns, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

●	Underlying Funds Risk: The Funds invest in Underlying Funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to a Fund’s direct fees and expenses. When the Funds invest in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Funds to lose money if the value of a security sold short by a Fund, or an Underlying Fund in which the Fund invests, does not go down as the Advisor expects.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Absolute Capital Management, LLC serves as each Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each Fund’s average daily net assets and is computed at the annual rate of 1.00%. Pursuant to the advisory agreement, the Allocator Fund and Defender Fund accrued $327,979 and $250,537, respectively, in advisory fees for the year ended September 30, 2023.

The Advisor has entered into a contractual agreement (the “Waiver Agreement”) with each Fund under which it has agreed to waive its fees and reimburse expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser) to 1.95%, 1.70% and 2.70% of average daily net assets attributable to Class A, Institutional Class and Investor Class, respectively, of each Fund through February 1, 2024. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recoupment. The Board may terminate this Waiver Agreement at any time on 60 days’ written notice to the Advisor. For the year ended September 30, 2023, the Advisor waived fees and/or reimbursed expenses in the amount of $41,165 for the Defender Fund pursuant to the Waiver Agreement. For the year ended September 30, 2023, the Advisor recouped $8,384 of previously waived fees for the Allocator Fund. Cumulative waivers and expense reimbursements subject to the aforementioned reimbursements will expire September 30 of the following years:

	Allocator Fund	Defender Fund
2024	$20,566	$53,476
2025	$32,883	$54,156
2026	$—	$41,165

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The Board, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25%, and 1.00% of the average daily net assets attributable to Class A and Investor Class shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended September 30, 2023, pursuant to the Plans, Allocator Fund Class A and Investor Class paid $17,332 and $258,652, respectively. Defender Fund Class A and Investor Class paid $24,877 and $151,028, respectively.

The Distributor acts as the Funds’ principal underwriter in the continuous public offering of each Fund’s Class A, Institutional Class, and Investor Class shares. During the year ended September 30, 2023, the Distributor received $7,878 in underwriting commissions for the sales of Class A for the Allocator Fund, of which $1,056 was retained by the principal underwriter. The Distributor received $3,105 in underwriting commissions for the sales of Class A for the Defender Fund, of which $411 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Services, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Allocator Fund	$36,896,049	$758,541	$(686,601)	$71,940
Defender Fund	26,294,558	442,709	(286,169)	156,540

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2022 was as follows:

For fiscal year ended 9/30/2022	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Allocator Fund	$1,261,460	$1,501,659	$—	$2,763,119
Defender Fund	624,028	1,389,553	—	2,013,581

There were no Fund distributions for the year ended September 30, 2023.

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Allocator Fund	$—	$—	$(118,885)	$(1,561,004)	$—	$71,940	$(1,607,949)
Defender Fund	—	—	—	(1,247,335)	—	156,540	(1,090,795)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Absolute Capital Asset Allocator Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
Allocator Fund	$79,829
Defender Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Absolute Capital Asset Allocator Fund incurred and elected to defer such capital losses as follows:

Post October
Losses
Allocator Fund	$39,056
Defender Fund	—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2023, as follows:

	Paid In	Accumulated
	Capital	Deficit
Allocator Fund	$(197,011)	$197,011
Defender Fund	(85,324)	85,324

Absolute Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2023, beneficial ownership in excess of 25% was as follows:

Portfolio	Beneficial Owner	% of Outstanding Shares
Allocator Fund	National Financial Services LLC	54%

Defender Fund	National Financial Services LLC	49%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Absolute Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2023

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Allocator Fund or Defender Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending	Expenses Paid	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *	Account Value	During *
	Expense Ratio	4/1/2023	9/30/2023	4/1/23-9/30/23	9/30/2023	4/1/23-9/30/23
Class A:
Absolute Capital Asset Allocator Fund	1.95%	$1,000.00	$1,015.50	$9.85	$1,015.29	$9.85
Absolute Capital Defender Fund	1.95%	$1,000.00	$1,017.50	$9.86	$1,015.29	$9.85
Institutional Class:
Absolute Capital Asset Allocator Fund	1.70%	$1,000.00	$1,015.50	$8.59	$1,016.55	$8.59
Absolute Capital Defender Fund	1.70%	$1,000.00	$1,017.50	$8.60	$1,016.55	$8.59
Investor Class:
Absolute Capital Asset Allocator Fund	2.70%	$1,000.00	$1,012.00	$13.62	$1,011.53	$13.62
Absolute Capital Defender Fund	2.70%	$1,000.00	$1,014.10	$13.63	$1,011.53	$13.62

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Absolute Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Renewal of Advisory Agreement –Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund*

In connection with a meeting held on August 23-24, 2023, the Board, comprised entirely of Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to Absolute Capital Asset Allocator Fund (“Asset Allocator”) and Absolute Capital Defender Fund (“Capital Defender”) (collectively, the “Absolute Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Absolute Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that the Adviser provided turn-key money management programs to its clients and managed approximately $290 million in assets. The Board reviewed the background of the Adviser’s key investment personnel, taking into consideration their education and experience in the financial industry. The Board noted that the Adviser added an experienced professional at the end of 2022 to be a co-portfolio manager of the Absolute Funds. The Board commented that the Adviser identified investable equity and fixed income securities by quantitative and qualitative research, examining for market trends and price movements of various market segment indices. The Board noted that the Absolute Funds invested in other mutual funds and exchange-traded funds to reduce individual security risk and add diversification while monitoring concentration levels and liquidity. The Board observed that the Adviser reviewed the Absolute Funds’ transactions pre- and post-trade for compliance with investment limitations. The Board remarked that the Adviser selected broker-dealers based on its review of their pricing, timeliness and quality of execution. The Board noted that the Adviser reported no material compliance issues since the last Advisory Agreement renewal. The Board observed that the Adviser continued investing in its cybersecurity protocols. The Board concluded that the Adviser continued to provide consistent risk management and compliance services through various market environments and allocated adequate resources to support the Absolute Funds. The Board determined that it could expect the Adviser to continue providing quality services to the Absolute Funds and their shareholders.

Performance.

Asset Allocator—The Board observed that Asset Allocator was a 3-star Morningstar rated fund that had performed on par with its peer group and its Morningstar category over the 1-year period but underperformed against its benchmark over the same period. The Board acknowledged that over the 3-year period, Asset Allocator outperformed its benchmark, delivered the same returns as the peer group, and underperformed relative to its Morningstar category. The Board further observed that over the 5-year and since inception periods, Asset Allocator underperformed its benchmark, peer group and Morningstar category. The Board acknowledged that Asset Allocator ranked in the 1st or 2nd quartile for Standard Deviation among its peer group and Morningstar category across all periods which was consistent with the conservative nature of Asset Allocator’s strategy. The Board recalled that the Adviser attributed Asset Allocator’s performance to investment selection and relatively limited exposure to certain industries such as technology. The Board concluded that the Adviser had managed the strategy as designed and provided reasonable returns for Asset Allocator’s shareholders.

Absolute Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2023

Capital Defender—The Board observed that Capital Defender had earned a 3-star Morningstar rating. The Board observed that over the 1-year period, Capital Defender outperformed the peer group and Morningstar category but slightly underperformed its benchmark. The Board considered that over the 3-year period, Capital Defender outperformed the benchmark, performed on par with the peer group, an underperformed the Morningstar category. The Board noted that Capital Defender underperformed the benchmark, peer group and Morningstar category over the 5-year and since inception periods. The Board acknowledged that Capital Defender had ranked in the 1st quartile for Standard Deviation across all periods which was consistent with the defensive nature of Capital Defender’s strategy. The Board concluded that the Adviser was managing the strategy consistent with Capital Defender’s mandate.

Fees and Expenses.

Asset Allocator —The Board noted that the advisory fee and net expense ratio of Asset Allocator were each higher than the medians and averages of its peer group and Morningstar category but below the category highs. The Board observed that Asset Allocator’s advisory fee was below the fee charged by the Adviser for separately managed accounts. The Board considered the Adviser’s remarks that its fees and expenses were attributable to the resources involved in executing Asset Allocator’s strategy and inability to benefit from economies of scale in the same manner as the larger funds in its peer group. The Board considered the impact of Asset Allocator’s expense limitation agreement and noted that the Adviser intended to renew the agreement. Given these considerations, the Board concluded that the Adviser’s advisory fee for Asset Allocator was not unreasonable.

Capital Defender—The Board noted that the advisory fee and net expense ratio were each higher than the medians and averages of Capital Defender’s peer group and Morningstar category but below the category highs of each. The Board observed that Capital Defender’s advisory fee was below the fee charged by the Adviser for separately managed accounts. The Board recalled its discussion with the Adviser, noting that the Adviser attributed the higher fees to the efforts of its advisory team to effectively execute Capital Defender’s strategy and inability to benefit from economies of scale in the same manner as the larger funds in the peer group. The Board considered the impact of Capital Defender’s expense limitation agreement and noted that the Adviser intended to renew the agreement. Given these considerations, the Board concluded that the Adviser’s advisory fee for Capital Defender was not unreasonable.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the advisory services provided to each Absolute Fund. The Board agreed that in light of the expense limitation agreements, which effectively protected shareholders from high expenses despite lower asset levels, and the Adviser’s willingness to consider breakpoints as each Absolute Fund reached higher asset levels, the absence of breakpoints was acceptable.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with the advisory services provided to each Absolute Fund and noted that the Adviser was managing each Absolute Fund at a profit that was not unreasonable. The Board considered the Adviser’s position that its profits before marketing expenses were reasonable given the business, operational, regulatory, and reputational risks in managing mutual funds. The Board concluded that the Adviser’s profits from each Absolute Fund were not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the Adviser’s advisory fee charged to each Absolute Fund was not unreasonable and that renewal of the Advisory Agreement was in the best interests of each Absolute Fund and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Absolute Funds.

Absolute Funds
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
September 30, 2023

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2023, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed each Fund’s investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Absolute Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2023, the Trust was comprised of 29 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/23-NLFT III-v1

Absolute Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2023

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-594-1249.

9/30/23-NLFT III-v1

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-645-5462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-594-1249.

INVESTMENT ADVISOR

Absolute Capital Management, LLC

101 Pennsylvania Blvd.

Pittsburgh, PA 15228

ADMINISTRATOR

Ultimus Fund Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Absolute Capital-AR-23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – $30,000

2022 – $28,000

2021 – $28,000

(b)	Audit-Related Fees

2023 – None

2022 – None

2021 – None

(c)	Tax Fees

2023 – $7,000

2022 – $6,000

2021 – $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 – None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                    2021        2022      2023

Audit-Related Fees:       0.00%       0.00%    0.00%

Tax Fees:                     0.00%      0.00%    0.00%

All Other Fees:             0.00%      0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 – $7,000

2022 – $6,000

2021 – $6,000

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, President/Principal Executive Officer

Date 12/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, President/Principal Executive Officer

Date 12/7/23

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Treasurer/Principal Financial Officer

Date 12/7/23